                                                                     EXHIBIT 4.2


                                 January 1996



                     STIRLING COOKE BROWN HOLDINGS LIMITED


                             MARK COOKE and others


                         BRIDGE STREET FUND 1995, L.P.


                         G S CAPITAL PARTNERS II, L.P.


                      GOLDMAN SACHS & Co. VERWALTUNGS GmbH
                      (for GS CAPITAL PARTNERS II GERMANY
                             CIVIL LAW PARTNERSHIP)


                     G S CAPITAL PARTNERS II OFFSHORE, L.P.

                          STONE STREET FUND 1995, L.P.



                         ______________________________

                              REGISTRATION RIGHTS
                                   AGREEMENT

                         ______________________________

                                    CONTENTS

Clause                                                                      Page

THIS REGISTRATION RIGHTS AGREEMENT is made on ___ January, 1996.

BETWEEN:

(1) STIRLING COOKE BROWN HOLDINGS LIMITED of Cedar House, 41 Cedar Avenue, Hamilton, Bermuda (the Company);

(2) THOSE PERSONS whose names and addresses are set out in Part A of Schedule 1 (the Management Shareholders); and

(3) THOSE PERSONS whose names and addresses are set out in Part B of Schedule 2 (the Investors).

WHEREAS:

(A) The Company, the Management Shareholders and the Investors have together entered into an agreement of even date hereof regulating the manner in which the Company and its subsidiaries will carry on business and the manner in which the relationship between the Management Shareholders and the Investors will be governed (the Shareholders' Agreement).

(B) Pursuant to the Shareholders' Agreement, the Company, the Management Shareholders and the Investors have agreed to the provision of certain registration rights with respect to the ordinary share capital of the Company as are contained in this Agreement.

IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following terms shall (unless the context otherwise requires) have the following respective meanings:

Business Day means a day on which banks generally are open in New York and London;

Commission means the United States Securities and Exchange Commission;

Holder or Holders means any party who is a signatory to this Agreement and any party who shall hereafter acquire and hold Registrable Securities;

IPO means an offering of at least 15% of the Ordinary Share Capital of the Company (on a fully diluted basis), whether in the United States or the United Kingdom, which generates net proceeds in aggregate to the Company and/or Holders (at that time) of at least USS$15 million (or the equivalent in United Kingdom pounds sterling) and pursuant to which all or any of the Ordinary Shares become registered under section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act);

Ordinary Share Capital and Ordinary Shares mean the ordinary shares of US$1 each in the

Company, from time to time in issue;

Ordinary Share Equivalents mean any securities convertible, exercisable or exchangeable into ordinary shares;

Registrable Securities means any Ordinary Shares of the Company in issue and any Ordinary Shares issuable on conversion, exercise or exchange of any Ordinary Share Equivalents provided that any particular Registrable Securities shall cease to be Registrable Securities when:

     (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; or

     (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule); and

Securities Act means the United States Securities Act of 1933, as amended.

1.2 Except where the context requires otherwise, references to clauses and Schedules are to clauses of and Schedules to this Agreement.

1.3 References in this Agreement to statutory provisions shall (where the context so admits and unless otherwise expressly provided) be construed as references to those provisions which are in force at any time prior to the date of this Agreement as respectively amended, consolidated, extended or re-enacted from time to time (whether before or after the date of this Agreement), and to any orders, regulations, instruments or other subordinate legislation made under such statutory provisions.

1.4 Headings are inserted for convenience only and shall not affect the construction of this Agreement or the Schedules.

1.5 References to persons shall be deemed to include references to natural persons, to firms, to partnerships (whether or not limited partnerships), to companies, to corporations, to associations, to organisations and to trusts (in each case whether or not having separate legal personality), but references to individuals shall be deemed to be references to a natural person only;

1.6  Any references in this Agreement to 'US$' are to United States Dollars.

1.7 Wherever in this Agreement the Investors are expressed to be provided with any right or entitlement, such right or entitlement may be exercised by any one or all of the Investors, The Goldman Sachs Group, L.P., or any other subsidiary undertaking of, or any investment vehicle, including any limited partnership, the general partner, managing general partner or managing agent of which is under the control (directly or indirectly) of, The Goldman Sachs Group L.P.

DEMAND REGISTRATIONS

2.1(a) Subject to clauses 2.2 and 3 below, at any time and from time to time after the earlier of

               (i)  the closing of an IPO; and

               (ii) three years following the date of the Shareholders'
                    Agreement

          the Investors shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of their Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by each Investor and the intended method of distribution thereof, such requests by the Investors being Demand Registration Requests and the registrations so requested being Demand Registrations.

     (b) As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice (the Demand Exercise Notice) of such Demand Registration Request to all Holders of record of Registrable Securities.

     (c)  The Company, subject to clauses 3 and 6, shall include in a Demand
          Registration:

               (i) the Registrable Securities in respect of which the Investors requested such registration; and

               (ii) the Registrable Securities of any Holder which shall have made a written request to the Company for registration thereof (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder(s)) within 30 days after the receipt by the Holder of the Demand Exercise Notice (or 15 days if, at the request of the Holder(s) which requested such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on Form F-3).

     (d) The Company shall, as expeditiously as possible following a Demand Registration Request, use its best efforts to:

               (i) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act, if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution; and

               (ii) if requested by the Investors, obtain acceleration of the effective date of the registration statement relating to such registration.

     (e) The Investors may make Demand Registration Requests on a maximum of five separate occasions, but in calculating how many requests the Investors have made for the purposes of this clause 2.1(e), Demand Registration Requests which are not effected (for any reason) shall not be included.

2.2 The Company shall not be required to cause a registration pursuant to clause 2.1 (a) to be declared effective:

     (a) within a period of 180 days after the effective date of any other registration statement of the Company other than a registration under Form S-8.

     (b) in accordance with clause 2.5, in the event that a Valid Business Reason (as defined in clause 2.5 (a)) exists.

2.3 The Company, subject to clauses 3 and 6, may elect to include in any registration statement and offering made pursuant to clause 2.1:

     (a)  authorised but unissued Ordinary Shares; and

     (b) any other Ordinary Shares which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof in accordance with the terms of this Agreement (Additional Piggyback Rights) provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Investors on the Demand Registration.

2.4 Goldman, Sachs & Co. (GS & Co.) shall have the right to act as the lead managing underwriter in any registration of Registrable Securities. If GS & Co. acts as managing underwriter in any such registered offering, to the extent required by applicable law, a Qualified Independent Underwriter (as defined in Schedule E to the National Association of Securities Dealers, Inc. By-Laws), as approved by GS & Co. (whose approval shall not be unreasonably withheld), shall be retained by the Company, and the Company shall pay all fees and expenses

(other than underwriting discounts and commissions) of such Qualified Independent Underwriter.

2.5(a) If the Board of Directors of the Company, in its good faith judgement, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganisation or merger or other transaction involving the Company or any of its subsidiaries (a Valid Business Reason), the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than six months, and, in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement. The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than six months after the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Agreement (unless the Investor(s) making the Demand Registration Request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clauses 2.2(a) or 2.2(b).

2.5(b) If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Registrable Securities, other than pursuant to a registration statement on Form F4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause 2.5(a) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed pursuant to a Demand Registration Request (whether pursuant to clause 2.5(a) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn.

2.6. If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) a Demand Registration under Section 2.1(a)) the Company shall give prompt written notice of its intention to do so to each of the Investors. Upon the written request of any Investor, made within 30 days following the receipt of any such written notice from the company (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Investor and the intended method of distribution thereof) the Company shall use its best efforts to cause all such Registrable Securities specified in the notice to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Investors (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations which the Company is obligated to effect pursuant to this clause
2.6. No registration effected under this Section 2.1(b) shall relieve the Company of its obligations to effect Demand Registrations.

ALLOCATION OF SECURITIES

3.1 If any Demand Registration pursuant to clause 2.1 involves an underwritten offering and the managing underwriter advises the Company that, in its view, the number of securities requested to be included in such registration by the Holders or any other persons (including those securities requested by the Company or by Holders exercising Additional Piggyback Rights to be included in such registration) exceeds the largest number (the Demand Registration Sale Number) that can be sold in an orderly manner in such offering within a price range acceptable to the Investors, the Company shall include in such registration:

     (a) first, all Registrable Securities requested to be included in such registration by Holders of Registrable Securities provided that, if the number of such Registrable Securities exceeds the Demand Registration Sale Number, the number of such Registrable Securities (not to exceed the Demand Registration Sale Number) to be included in such registration shall be allocated:

               (i) first to the Investors up to the number of shares requested to be included in the Demand Registration Request; and

               (ii) thereafter on a pro rata basis among all Holders other than the Investors requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each other Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion, provided, however, that such ratio will be calculated after giving effect to the sale of Registrable Securities by the Investors pursuant to clause 3(a)(i);

     (b) second, to the extent that the number of Registrable Securities to be included by all Holders is less than the Demand Registration Sale Number, the Registrable Securities that the Company proposes to register; and

     (c) third, to the extent that the number of Registrable Securities to be included by all Holders and the number of securities to be included by the Company is less than the Demand Registration Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

3.2 If, as a result of the proportion provisions of clause 3.1 any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included provided that:

     (a) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration; and

     (b) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

REGISTRATION PROCEDURES

4.1 If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

     (a) Prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form:

          (i)  shall be selected by the Company; and

          (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or "blue sky" laws of any jurisdiction, the Company will furnish to counsel for the Investors and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Investors or the underwriters, if any, shall reasonably object in writing);

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 180 days) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (c) Furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law) of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

     (d) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions provided, however, that the Company shall not for any purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not already so qualified or to consent to general service of process in any such jurisdiction;

     (e) Promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:

          (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post effective amendment, when the same has become effective;

          (ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or the initiation of any proceeding for such purpose;

          (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and

          (vi) if at any time the representations and warranties contemplated by clauses 10.1 and 10.2 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause 4.1(e)(v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

     (f) Comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the

          Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act and Rule 158 thereunder;

     (g) (i) Cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or

          (ii) if no similar securities are then so listed, and the requirements set out in clause 11.1(a) of the Shareholders' Agreement are satisfied and provided it has been so determined in accordance with the Shareholders' Agreement, to cause all such Registrable Securities to be listed on the New York Stock Exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) national market system security within the meaning of Rule 11Aa2-1 of the Commission or, failIng that, but subject to the consent of the Investors, secure NASDAQ authorisation for such shares, and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the NASD);

     (h) Provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (i) Enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Investors shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Investors shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of the Investors the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

     (j) Use its best efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Investors and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

     (k) Deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (l) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

     (m) Provide a CUSIP number for all Registrable Securities, not later than the effective date or the registration statement:

     (n) Make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

     (o) Promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel for the selling holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

     (p) Furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

     (q) Cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling holders of Registrable Securities at least three business days prior to any sale of Registrable Securities; and

     (r) Take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

4.2 The Company may require as a condition precedent to the Company's obligations under clauses 4.1(a) to 4.1(r) that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

4.3 Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause 4.1(e)(v), such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause 4.1(e) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in clause 4.1(b) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemental or amended prospectus contemplated by clause 4.1(e).

4.4 If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require:

     (a) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company; or

     (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.


REGISTRATION EXPENSES

5.1 Expenses shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation:

(a) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ;

(b) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of "blue sky" counsel;

(c)  printing and copying expenses;

(e)  messenger and delivery expenses;

(f)  fees and disbursements of counsel for the Company;

(g) with respect to each registration, the reasonable fees and disbursements of one counsel for the Investors;

(h) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company;

(i)  fees and expenses payable to a Qualified Independent Underwriter; and

(j) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

5.2 Subject to clause 5.7, the Company shall pay all Expenses with respect to any Demand Registration Request that is not effected, for whatever reason.

5.3 Subject to clause 5.7, with respect to any Demand Registration effected pursuant to clause 2.1;

(a) the Company shall pay all Expenses related to the first three Demand Registrations; and

(b) the Holders of Registrable Securities (together with the Company, if the Company participates in any Demand Registration pursuant to clause 2.3) shall pay all Expenses related to any other Demand Registration (such Expenses shall be allocated among the persons (including the Company, if applicable) participating in a Demand Registration on a pro rata basis based on the number of Registrable Securities included in such offering by a person relative to the number of Registrable Securities included in such offering by all persons, except to the extent Expenses are specifically attributable to a person or to securities included in an offering by a person).

5.4 The provisions of this clause 5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made.

5.5 In connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder. Any obligation on the Company to pay monies pursuant to this clause shall be subject to clause 5.7.

5.6 Subject to clause 5.7, the Company shall, in the case of all registrations under this Agreement be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

5.7(a) The obligation on the Company pursuant to this clause 5 to pay any Expenses or bear the cost of any other payments or expenses pursuant to clauses 5.5 or 5.6 (the Other Costs) shall apply only to the extent that payment of such Expenses or Other Costs is lawful under Bermuda law.

(b) To the extent that the Company may only pay Expenses or Other Costs lawfully under Bermuda law pursuant to this clause 5 if payment of such Expenses or Other Costs is approved in accordance with the procedure set out in section 39B and section 39C of the Bermuda Companies Act 1981 (respectively, the Procedure and the Sections), each of the Holders agrees:

(i) to use all reasonable endeavours to procure that, at the appropriate time and in accordance with the time periods set out in the Sections, the Procedure is undertaken by the Holders, the Company and its Directors and that all conditions applicable to the Procedure are fulfilled; and

(ii) to consent to or vote in favour of any resolution proposed to the Holders in relation to the Procedure.

(c) To the extent that the Company may not lawfully pay any Expenses or Other Costs and such payment has not been approved in accordance with the Procedure at such time as such expense would otherwise fall due for payment, the Holders agree that all such Expenses and Other Costs shall be borne by the Holders (other than the Company) in the same proportions as represent their respective pro rata percentage share of the Registrable Securities then in issue.

CERTAIN LIMITATIONS ON REGISTRATION RIGHTS

6. In the case of any Demand Registrations pursuant to an underwritten offering, if the Company (with the approval of the Investors) has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such person's securities.

LIMITATIONS ON SALE OR DISTRIBUTION OF OTHER SECURITIES

7.1 Each Holder of Registrable Securities agrees, if requested in writing by the Company or the managing underwriter, if any, of any registration effected pursuant to clause 2.1, not to effect any public sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company other than as part of such underwritten public offering during the time period reasonably requested by the managing underwriter, not to exceed 180 days and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form F4 (if reasonably acceptable to the managing underwriter) or Form S-8, or any successor or similar form which is then in effect) and agrees to use its reasonable best efforts to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree.

7.2 The Company hereby agrees that, if it shall previously have received a request for registration pursuant to clause 2.1, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not effect any registration of any of its securities under the Securities Act (other than a registration on Form F-4 or Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 180 days shall have elapsed from the effective date of such previous registration, and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

NO REQUIRED SALE

9. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

INDEMNIFICATION

9.1 Subject to clause 9.2, in the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees, stockholders and general and limited partners thereof, each other individual, partnership, joint venture, corporation, trust, unincorporated organisation or government or any department or agency thereof (each, a Person) who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or general or limited partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof (Claims) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon:

(a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred.

9.2 The Company shall not be liable to a Person otherwise indemnified pursuant to clause

9.1 to the extent a Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in a registration statement or amendment thereof or supplement thereto or in a prospectus or a preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Person specifically for use therein.

9.3 Subject to clause 9.4, each Holder of Registrable Securities that are included in the securities as to which any Demand Registration is being effected (and, if the Company, with the approval of the Investors, so requires as a condition to including any Registrable Securities in any Demand Registration Statement, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in clause 9.1) to the extent permitted by law the Company, its officers and directors, each Person controlling (within the meaning of the Securities Act) the Company and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and, where applicable, shall survive the transfer of securities by the Holder.

9.4 The aggregate amount which any such Holder shall be required to pay pursuant to clauses 9.3, 9.5 and 9.7 shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim.

9.5 Indemnification similar to that specified in clauses 9.1 and 9.3 (with appropriate modifications) shall be given by the Company (to the fullest extent permitted by law) and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

9.6 Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made clauses 9.1, 9.3 and 9.5, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under those clauses, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Agreement. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, and the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defence thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defence thereof other than reasonable costs of investigation, provided that:

(a) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or

(b) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defences available to such indemnified party which are not available to the indemnifying party; or

(c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the indemnified party shall have the right to assume or continue its own defence as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defences available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

9.7 If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under clauses 9.1, 9.3 and
9.5 then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any

Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this clause
9.7 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this clause 9.7. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this clause 9.7 to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this clause 9.7 to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to clauses 9.3 and 9.5.

9.8 The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

9.9 The indemnification and contribution required by this clause 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defence, as and when bills are received or expense, loss, damage or liability is incurred.

9.10 To the extent that the Company may only comply lawfully under Bermuda law with its obligations pursuant to this clause 9 if such compliance is approved in accordance with the Procedure (as that term is defined in clause 5.7 hereof), each of the Holders agrees:

(a) to use all reasonable endeavours to procure that, at the appropriate time and in accordance with the time periods set out in the Sections (as that term is defined in clause 5.7 hereof), the Procedure is undertaken by the Holders, the Company and its Directors and that all conditions applicable to the Procedure are fulfilled; and

(b) to consent to or vote in favour of any resolution proposed to the Holders in relation to the Procedure.

REQUESTED UNDERWRITTEN OFFERINGS
--------------------------------

10.1 Subject to clause 10.2, if requested by the underwriters for any underwritten offering by Holders pursuant to a Demand Registration Request, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Investors and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder.

10.2 The underwriting agreement referred to in clause 10.1 shall contain such representations and warranties by the participating Holders as are customary in agreements of that type.

ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES

11.1 Subject to clause 11.2, the Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

11.2 The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of:

(a)  the Investors, on making a Demand Registration Request; and

(b) the managing underwriter for the offering in respect of such Demand Registration Request such subdivision would enhance the marketability of the Registrable Security and each Holder agrees to vote all of its share of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence.

RULE 144
--------

12.1 If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirement of the Securities Act in respect of the Ordinary Shares or Ordinary Share Equivalents, the Company covenants that:

(a) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act); and

(b) it will take such further action as any Holder of Registrable Securities may reasonably request,

all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (B) any similar rule or regulation hereafter adopted by the Commission.

12.2 Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with the requirements set out in clause 12.1.

UNITED KINGDOM PUBLIC OFFERINGS
-------------------------------

13. The Investors shall have the right, at any time during which they have the right to require a Demand Registration pursuant to clause 2.1, to require the
Company:

(a) to authorise and prepare (or assist in the preparation of) any prospectus which may be required in order to make an offer of Ordinary Shares under the Public Offers of Securities Regulations; and

(b) to take such other steps as are necessary for the Company to take to facilitate the sale or offer of Ordinary Shares to the public in the United Kingdom.

NOMINEES FOR BENEFICIAL OWNERS
------------------------------

14. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

AMENDMENTS AND WAIVERS
----------------------

15. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

MISCELLANEOUS
-------------

16.1 This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. No person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein.

16.2 This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto in whole or in part to any transferee of Registerable Securities provided that upon the consummation of, and as a condition to, any such assignment the transferee assumes the obligations of the assignor under, and agrees to be bound by the terms of, this Agreement.

16.3 This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

16.4 This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

16.5 This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

16.6 Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16.7 It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defence that there is an adequate remedy at law.

16.8 Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

NO INCONSISTENT AGREEMENTS
--------------------------

17. The Company shall not grant any registration rights to any person without the prior written consent of the Investors and neither the Company nor any Holder will, without the prior written consent of the Investors, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up hereunder, pursuant to which the Company shall agree not to register for sale, and not to sell or otherwise dispose of, Ordinary Shares or any Ordinary Share Equivalents, for a specified period following the registered offering.

NOTICES
-------

18.1 Any notice, instruction, consent or other document to be given under this Agreement shall be in writing and delivered personally or by pre-paid recorded delivery or facsimile (provided that, in the case of facsimile, the notice is confirmed by being delivered by hand or sent by first class post within 72 hours thereafter) to the recipient party at the address shown in Schedule 1 to this Agreement (for the Management Shareholders) at the address shown in Schedule 2 (for the Investors) and in Schedule 3 (for the Company) or to such other address, or to a facsimile number, as is notified in writing from time to time by such party to each of the other parties.

18.2 Any notice delivered personally shall be deemed to be received when delivered, any notice sent by pre-paid recorded delivery post shall be deemed to have been received 5 Business Days after posting and any notice sent by facsimile, at the time of transmission (provided that if transmission occurs after 6 p.m. on a Business Day, or not on a Business Day, delivery will be deemed to occur at 9 a.m. on the next Business Day). References to time in this clause are references to local time in the country of the recipient of the notice.

18.3 Each of the parties to this Agreement agrees, on the written request of any Holder, forthwith to appoint, and to notify all other parties to this Agreement of the identity and address of, an agent for service in either or both of Bermuda and the state of New York.

IN WITNESS WHEREOF this Agreement has been executed by the parties the day and
------------------
year first before written.

                                  SCHEDULE 1

                          THE MANAGEMENT SHAREHOLDERS

Name                       Address                   Address for service of
                                                     notices and fax
                                                     numbers

Nicholas Mark Cooke        "Tunbridge Wells"         Richards Butler
                           97 Harrington Sound Road  Beaufort House
                           Smiths H502               15 St. Botolph Street
                           Bermuda                   London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Alan Albert Fairs          47 Elmfield Road          Richards Butler
                           Chingfor                  Beaufort House
                           London E4 7HT             15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Mark Kerr-Smiley           50 Granard Road           Richards Butler
                           London SW12 8UJ           Beaufort House
                                                     15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Nicholas Brown             Redcroft                  Richards Butler
                           East End                  Beaufort House
                           Pagglesham                15 St. Botolph Street
                           Rochford                  London
                           Essex SS4 2EF             EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

John Anthony Lambert       30 Wakefield Close        Richards Butler
                           Emerson Park              Beaufort House
                           Hornchurch                15 St. Botolph Street
                           Essex RM11                London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Jeffrey Ronald Butler      10 Mossbank               Richards Butler
                           Grays                     Beaufort House
                           Essex RM17 7EF            15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Paul Ian Pearson           Fishermans Cottages       Richards Butler
                           16 Silver Road            Beaufort House
                           Burnham on Crouch         15 St. Botolph Street
                           Exssex CMO 8LA            London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Jaques Georges Sacy        42 Scarsdale Villas       Richards Butler
                           London W8 6PP             Beaufort House
                                                     15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

David Terrell Colley       2 Gainsborough Court      Richards Butler
                           College Road              Beaufort House
                           London SE21 7LT           15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

George William Jones       29 Western Gardens        Richards Butler
                           London W5 3RS             Beaufort House
                                                     15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Christopher James Blois    Snode Hill House          Richards Butler
Needham                    Beech                     Beaufort House
                           Alton                     15 St. Botolph Street
                           Hampshire GU34 4AX        London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Richard John Wells         Thollon                   Richards Butler
                           56 Kevington Drive        Beaufort House
                           Chislehurst               15 St. Botolph Street
                           Ken BR6 7RN               London
                                                     EC3A 7EE
                                                     Fax: 0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

David Maxwell Tarsh        4 Harvey Lodge            Richards Butler
                           Admiral Walk              Beaufort House
                           Carlton Gate              15 St. Botolph Street
                           London W9                 London
                                                     EC3A 7EE
                                                     Fax:  0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore
Penelope Atteline          97 Harrington Sound Road  Richards Butler
 Cooke                     Smiths H502               Beaufort House
                           Bermuda                   15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax:  0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

Allan Cooper               14 Wilmington Avenue      Richards Butler
                           London W4 3HA             Beaufort House
                                                     15 St. Botolph Street
                                                     London
                                                     EC3A 7EE
                                                     Fax:  0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore
Paul Murray                c/o Victoria Hall         Richards Butler
                           3rd Floor                 Beaufort House
                           11 Victoria Street        15 St. Botolph Street
                           Hamilton HM11             London
                           Bermuda                   EC3A 7EE
                                                     Fax:  0171 247 5091
                                                     For the attention of
                                                     Peter Michelmore

                                   SCHEDULE 2

                                 THE INVESTORS

Name                   Address                    Address for service of
                                                  notice and fax number

Bridge Street Fund     c/o The Corporation        Goldman Sachs
1995, L.P.             Trust Company,             International
                       Corporation Trust Center,  Petersborough Court
                       1209 Orange Street,        133 Fleet Street
                       DE 19801                   London EC4A 2BB
                       U.S.A.                     For the attention of
                                                  Monique Stein
                                                  Fax no. 0171 774 4123

GS Capital             c/o The Corporation        Goldman Sachs
Partners II, L.P.      Trust Company,             International
                       Corporation Trust Center,  Petersborough Court
                       1209 Orange Street,        133 Fleet Street
                       DE 19801                   London EC4A 2BB
                       U.S.A.                     For the attention of
                                                  Monique Stein
                                                  Fax no. 0171 774 4123

Goldman Sachs &        Messe Turm                 Goldman Sachs
Co. Verwaltungs        60308 Frankfurt am Main    International
GmbH as general        Germany                    Petersborough Court
partner of GS                                     133 Fleet Street
Capital Partners II                               London EC4A 2BB
Germany Civil                                     For the attention of
Law Partnership                                   Monique Stein
(with limited                                     Fax no. 0171 774 4123
liability)

GS Capital             c/o Maples and Calder,     Goldman Sachs
Partners II            PO Box 309,                International
Offshore, L.P.         Grand Cayman,              Petersborough Court
                       Cayman Islands,            133 Fleet Street
                       British West Indies        London EC4A 2BB
                                                  For the attention of
                                                  Monique Stein
                                                  Fax no. 0171 774 4123

Stone Street Fund      c/o The Corporation        Goldman Sachs
1995. L.P.             Trust Company,             International
                       Corporation Trust Center,  Petersborough Court
                       1209 Orange Street,        133 Fleet Street
                       DE 19801                   London EC4A 2BB
                       U.S.A.                     For the attention of
                                                  Monique Stein
                                                  Fax no. 0171 774 4123

                                   SCHEDULE 3

                                  THE COMPANY



Name                  Address                    Address for service of
                                                 notice and fax number

Stirling Cooke        Cedar House                Richards Butler
Brown Holdings        41 Cedar Avenue            Beaufort House
Limited               Hamilton                   15 St. Botolph Street
                      HM12                       London
                      Bermuda                    EC3A 7EE
                                                 Fax: 0171 247 5091
                                                 For the attention of
                                                 Peter Michelmore

SIGNED by                           )
NICHOLAS MARK COOKE                 )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
ALAN ALBERT FAIRS                   )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
MARK KERR-SMILEY                    )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:

SIGNED by                           )
NICHOLAS BROWN                      )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
JOHN ANTHONY LAMBERT                )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
JEFFREY RONALD BUTLER               )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:

SIGNED by                           )
PAUL IAN PEARSON                    )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
JACQUES GEORGE SACY                 )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
DAVID TERRELL COLLEY                )
in the presence of:                 )


Witness-  Signature:

          Name:

          Address:

SIGNED by                           )
GEORGE WILLIAM JONES                )
in the presence of:                 )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
CHRISTOPHER JAMES                   )
BLOIS NEEDHAM                       )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
RICHARD JOHN WELLS                  )
in the presence of:                 )


Witness-  Signature:

          Name:

          Address:

SIGNED by                           )
DAVID MAXWELL TARSH                 )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
PENELOPE ATTELINE COOKE             )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:


SIGNED by                           )
PAUL MURRAY                         )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:

SIGNED by                           )
ALLAN COOPER                        )
by GEORGE WILLIAM JONES             )
his attorney in the presence of:    )


Witness-  Signature:

          Name:

          Address:

SIGNED by JEAN de POURTALES           )
as attorney on behalf of the General  )
Partner of BRIDGE STREET              )
FUND 1995, L.P.                       )
in the presence of:                   )


Witness-  Signature:

          Name:

          Address:


SIGNED by JEAN de POURTALES           )
as attorney on behalf of GOLDMAN      )
SACHS & CO VERWALTUNGS                )
GmbH as General Partner of            )
GS CAPITAL PARTNERS II                )
GERMANY CIVIL LAW                     )
PARTNERSHIP (with limited             )
liability) in the presence of:        )


Witness-  Signature:

          Name:

          Address:


SIGNED by JEAN de POURTALES           )
as attorney on behalf of the General  )
Partner of GS CAPITAL                 )
PARTNERS II, L.P. in the presence     )
of:                                   )


Witness-  Signature:

          Name:

          Address:

SIGNED by JEAN de POURTALES           )
as attorney on behalf of the General  )
Partner of GS CAPITAL                 )
PARTNERS II OFFSHORE, L.P.            )
in the presence of:                   )


Witness-  Signature:

          Name:

          Address:


SIGNED by JEAN de POURTALES           )
as attorney on behalf of the General  )
Partner of STONE STREET               )
FUND 1995, L.P.                       )
in the presence of:                   )


Witness-  Signature:

          Name:

          Address:


SIGNED by                             )
STIRLING COOKE BROWN                  )
HOLDINGS LIMITED                      )
acting by:                            )


Director:

Secretary: